                                                                    EXHIBIT 99.2


                                                                  [VERIZON LOGO]

2001 EPS
(Adjusted for Wireless JV)


                               2001                  2000
                               ----                  ----
Adjusted EPS               $3.13 - $3.17             $2.91             8%+
Less:  JV goodwill                                    (.05)
                                                     -----
                           $3.13 - $3.17             $2.86             10%+


                          VZ Committed to Achieving EPS
                               Within Stated Range

                                                                  [VERIZON LOGO]

2001 Revenues



2001 Revenue Growth Target          8% - 10%
Adjusted for JV Wireless            approx. 7%

                                                                  [VERIZON LOGO]

2001 Cap-Ex Guidance - Revised



                                             2001                       2001
                   2000                 Orig. Estimate             Revised Estimate
                  ------                --------------             ----------------
Wireless          $ 4.3B                    $ 4.7B                     $ 4.6B

Telecom           $12.1B                    $12.6B                     $12.0B

Int'l/IS/
Corporate         $ 1.2B                    $ 1.2B                     $  .9B
                  ------                    ------                     ------
                  $17.6B                    $18.5B                     $17.5B



                                  Focused on Capital Efficiency